Exhibit 99.1

Contacts:	Michael Mitchell (Media)	Christopher M. Jakubik (Investors)
	847-646-4538	847-646-5494
	cec@kraft.com	ir@kraft.com

KRAFT FOODS ANNOUNCES INTENTION

TO SPLIT-OFF POST CEREALS BUSINESS

NORTHFIELD, Ill.— June 16, 2008 — The Board of Directors of Kraft Foods Inc. (NYSE: KFT) today announced its intention to distribute via a split-off transaction all of the outstanding shares of Cable Holdco, Inc., a wholly owned subsidiary of Kraft that will own certain assets and liabilities of the Post cereals business. The split-off transaction is in connection with the merger of Cable Holdco and Ralcorp Mailman LLC, which is a subsidiary of Ralcorp Holdings, Inc. (NYSE: RAH). As previously announced, Kraft entered into a definitive agreement on November 15, 2007, to distribute and merge its Post cereals business into Ralcorp.

The exchange is expected to be tax-free to participating Kraft shareholders for U.S. federal income tax purposes. The exchange offer will expire on the closing date of the merger of the Post cereals business and Ralcorp, which will be announced at a later date. The transactions are subject to customary closing conditions, including Ralcorp shareholder approval.

In this split-off transaction, Kraft shareholders will have the option to exchange some or all of their shares of Kraft common stock and receive shares of Cable Holdco common stock, which will immediately be exchanged for shares of Ralcorp common stock following the merger of Cable Holdco and Ralcorp Mailman. As a result of the exchange offer, the number of Kraft’s outstanding shares will be reduced.

Terms of the exchange will be announced at the commencement of the exchange offer.

Approximately 30.4 million shares of Cable Holdco will be offered in exchange for Kraft common stock in the offer, subject to adjustments in certain circumstances. The exchange offer will be subject to proration if the offer is over-subscribed, and the number of shares Kraft accepts in the exchange offer may be less than the number of shares tendered.

If the exchange offer is consummated but not fully subscribed, then the additional shares of Cable Holdco common stock owned by Kraft will be distributed as a pro rata dividend to Kraft shareholders and to holders of Kraft’s deferred stock awards.

ABOUT KRAFT FOODS INC.

For more than a century, Kraft (www.kraft.com) has offered delicious foods and beverages that fit the way consumers live. Today, we are turning the brands that consumers have lived with for years into brands they can’t live without. Millions of times a day in more than 150 countries, consumers reach for their favorite Kraft brands, including nine with revenues exceeding $1 billion: Kraft cheeses, dinners and dressings; Oscar Mayer meats; Philadelphia cream cheese; Maxwell House coffee; Nabisco cookies and crackers and its Oreo brand; Jacobs coffees; Milka chocolates; and LU biscuits. Kraft is one of the world’s largest food and beverage companies with annual revenues exceeding $37 billion, more than 100,000 employees and more than 180 manufacturing and processing facilities globally. The company’s stock (NYSE: KFT) is listed on the Standard & Poor’s 100 and 500 indexes as well as the Dow Jones Sustainability Index and Ethibel Sustainability Index.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that we intend to distribute via a split-off transaction all of the outstanding shares of Cable Holdco, Inc.; that we expect the exchange to be tax-free to participating Kraft shareholders; that the transactions are subject to customary closing conditions, including Ralcorp shareholder approval; the number of shares that will be offered in the exchange; the number of shares Kraft accepts in the exchange; and the number of Cable Holdco shares to be distributed as a pro rata dividend. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in the forward-looking statements. Such factors include, but are not limited to, delays in or a failure to consummate the transaction. For additional information on these and other factors that could affect our forward-looking statements, see our filings with the SEC, including our most recently filed Annual Report on Form 10-K/A and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statements in this press release.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION

In connection with the proposed acquisition by Ralcorp of the Post cereals business from Kraft, Cable Holdco, Inc., which is a subsidiary of Kraft, has filed a preliminary registration statement (including a prospectus) on Form S-4 and Form S-1 with the SEC (Reg. No. 333-150212). Ralcorp has filed a preliminary registration statement on Form S-4 with the SEC that also includes the prospectus (Reg. No. 333-150222). In addition, Ralcorp has filed a preliminary proxy statement on Schedule 14A. Shareholders are urged to read the final proxy statement and prospectus and any other relevant documents (when they are available), because they will contain important information about Kraft, Ralcorp and the proposed transaction. A definitive proxy statement will be sent to shareholders of Ralcorp seeking approval for the issuance of shares of Ralcorp common stock in connection with the transaction, and the final prospectus will be sent to shareholders of Kraft. The final proxy statement and prospectus and the other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Kraft upon written request to Kraft Foods Inc., Three Lakes Drive, Northfield, Illinois 60093, or by calling (847) 646-5494, or from Ralcorp, upon written request to Ralcorp Holdings, Inc., 800 Market Street, Suite 2900, Saint Louis, Missouri 63101, or by calling (314) 877-7113.

PRE-COMMENCEMENT WRITTEN COMMUNICATIONS

In connection with the proposed exchange offer for the split-off of the shares of common stock of Cable Holdco, Inc., Kraft will file a tender offer statement with the SEC. Investors and security holders are urged to read the tender offer statement when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the tender offer statement (when it is available) and other documents filed by Kraft with the SEC on the SEC’s web site at www.sec.gov. The tender offer statement and these other documents may also be obtained for free from Kraft, when they become available, by directing a request to Kraft Foods Inc., Three Lakes Drive, Northfield, Illinois 60093, or by calling (847) 646-5494.

PARTICIPANTS IN THE PROPOSED TRANSACTION

This communication is not a solicitation of a proxy from any security holder of Ralcorp and shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. However, Kraft, Ralcorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Kraft may be found in its 2007 Annual Report on Form 10-K/A filed with the SEC on March 3, 2008, definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on March 26, 2008 and current reports on Form 8-K filed with the SEC. Information about the directors and executive officers of Ralcorp may be found in its 2007 Annual Report on Form 10-K filed with the SEC on November 29, 2007, definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on November 29, 2007 and current reports on Form 8-K filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the final proxy statement/prospectus regarding the proposed transaction when it becomes available.

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